SECURITIES AND EXCHANGE COMMISSION



                            Washington, D.C. 20549



                            FORM 8-K CURRENT REPORT



  Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934



      Date of Report (date of earliest event reported): November 16, 2000



                         FRANKLIN SELECT REALTY TRUST
            (Exact Name of Registrant as Specified in its Charter)


      CALIFORNIA               1-12708               94-3095938
----------------------------------------------------------------------
    State or other      Commission File Number      IRS Employer
    jurisdiction of                            Identification Number
     incorporation



                2000 ALAMEDA DE LAS PULGAS, SAN MATEO, CA 94404
              (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code: (650) 312-3000


ITEM 5. OTHER EVENTS


On November 16, 2000, Franklin Select Realty Trust issued the press release attached hereto as Exhibit 99.1 and incorporated by reference herein.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits.

        99.1 Press Release.


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned heretofore duly authorized.

Dated: November 16, 2000


                          FRANKLIN SELECT REALTY TRUST


                          By:    /s/ David P. Goss
                                 -----------------
                                 David P. Goss
                                 President



                                 EXHIBIT INDEX




EXHIBIT NO.               DESCRIPTION

99.1                      Press Release.


EXHIBIT 99.1

FROM: Franklin Properties, Inc.
           Contact: David Goss
           Tel: (650) 312-5824
           Internet:  http://www.frk.com/properties
--------------------------------------------------------------------------------
                             FOR IMMEDIATE RELEASE


                    FRANKLIN SELECT REALTY TRUST ANNOUNCES
                 RECORD DATE OF Final LIQUIDATING DISTRIBUTION


      SAN MATEO, CA, November 16, 2000 -- Franklin Select Realty Trust (the "Company") (AMEX:FSN) announced that pursuant to the plan of liquidation approved by shareholders earlier this year, the Board declared a final liquidating distribution of $1.24 per share. The record date for the final distribution is December 1, 2000. The final distribution will be paid on December 11, 2000. Thereafter, the Company will continue to wind up its affairs pursuant to the plan of liquidation.

      Additional financial and other information about the Company may also be obtained on its website at http://www.frk.com/properties.

      Franklin Select Realty Trust is a public equity REIT advised by Franklin Properties Inc., a wholly-owned subsidiary of Franklin Resources, Inc. (NYSE:BEN). Franklin's headquarters are located at 777 Mariners Island Blvd., San Mateo, CA 94404.

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